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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 19, 2003


                            Union Pacific Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


  Utah                         1-6075                      13-2626465
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  (STATE OR OTHER              (COMMISSION                 (I.R.S. EMPLOYER
  JURISDICTION OF              FILE NUMBER)                IDENTIFICATION NO.)
  INCORPORATION)


1416 Dodge Street, Omaha, Nebraska                         68179
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (402) 271-5777


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 9. REGULATION FD DISCLOSURE

On November 19, 2003, Union Pacific Corporation issued a press release announcing that its Board of Directors voted today to increase the quarterly dividend on the company's common stock by 30 percent to 30 cents per share. The increased dividend is payable January 2, 2004 to stockholders of record as of December 10, 2003. A copy of the press release is being furnished as Exhibit 99 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2003


                                    UNION PACIFIC CORPORATION


                                    By: /s/ James R. Young
                                       -----------------------------------------
                                            James R. Young
                                            Executive Vice President - Finance



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                                  EXHIBIT INDEX

      Exhibit     Description

         99       Press Release of Union Pacific Corporation dated November 19,
                  2003.